UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026 (May 19, 2026)

Brand Engagement Network Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave, Suite 210 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 757-3650

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 19, 2026, BEN, via its wholly owned subsidiary Datum Point Labs, was granted U.S. Patent No. 12,633.027, titled “Systems and Methods for Gesture Generation From Text”.

The patent supports BEN’s ability to generate life-like gestures from its avatars via text input from users and helps to facilitate real-time interaction between the user and avatars deployed utilizing BEN’s AI technology.

BEN’s newly granted patent describes an advanced artificial intelligence system that can automatically generate realistic human gestures and body movements from written or spoken language. The system uses a multi-stage AI architecture that first takes in natural language input, then translates it into an internal action representation, and finally produces coordinated body positions and gesture sequences through layered motion decoders, guided by intelligent control tokens that help refine and manage the output motion. This enables the creation of dynamic, lifelike movement sequences so that machines, digital humans, and AI agents can communicate not only through text or voice, but also through expressive physical behavior. BEN believes the patent has broad applications in areas such as digital humans and virtual assistants, robotics and humanoid systems, gaming and entertainment, immersive metaverse environments, AI-based education and training, and telepresence or customer interaction platforms.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

●	10.1	United States Patent No. 12,633,027, dated May 19, 2026.
●	104	Cover Page Interactive Data File (Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brand Engagement Network Inc.

Dated: May 20, 2026	By:	/s/ Tyler Luck
	Name:	Tyler Luck
	Title:	Chief Executive Officer